Exhibit 99.1

NETFIN ACQUISITION CORP. AND TRITERRAS FINTECH PTE. LTD. ANNOUNCE CLOSING OF BUSINESS COMBINATION

Trading of Ordinary Shares on Nasdaq to Commence on Wednesday, November 11, 2020

NEW YORK, NY, November 10, 2020 — Netfin Acquisition Corp. (Nasdaq: NFIN, NFINW) (“Netfin”) (“Netfin”) and Triterras Fintech Pte. Ltd. (“Triterras Fintech”) jointly announced today that they have closed their previously announced business combination (the “business combination”). The business combination was approved at an extraordinary general meeting of Netfin’s stockholders held today.

Beginning on Wednesday, November 11, 2020, the Class A ordinary shares and warrants of Triterras, Inc., the post-combination company (“Triterras”), are expected to begin trading on The Nasdaq Global Market under the ticker symbols “TRIT” and “TRITW,” respectively. Netfin’s units, ordinary shares and warrants will cease trading on the Nasdaq Capital Market today.

About Triterras Fintech

Triterras Fintech is a leading fintech company focused on trade and trade finance. It launched and operates Kratos™—one of the world’s largest commodity trading and trade finance platforms that connects and enables commodity traders to trade and source capital from lenders directly online. For more information, please visit triterras.com or email us at contact@triterras.com.

About Netfin Acquisition Corp.

Netfin Acquisition Corp. is a blank check company incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, focused on the financial technology, technology and financial services industries, including businesses engaged in commercial, online and mobile banking and payments, trade finance and telecommunications, that offer a differentiated technology platform and product suite for interfacing with the financial services sector. For more information, visit netfinspac.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Netfin’s, Triterras Fintech’s and Triterras’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Netfin’s, Triterras Fintech’s and Triterras’ expectations with respect to future performance and anticipated financial impacts of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Netfin’s, Triterras Fintech’s and Triterras’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the inability to meet Nasdaq’s listing requirements following the business combination; (2) the impact of COVID-19 on Triterras; (3) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (4) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Triterras to grow and manage growth profitably and retain its key employees; (5) costs related to the business combination; (6) changes in applicable laws or regulations; (7) the possibility that Triterras may be adversely affected by other economic, business, and/or competitive factors; and (8) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the business combination, including those under “Risk Factors”, and in Triterras’ and Netfin’s other filings with the SEC. Investors are cautioned that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Netfin, Triterras Fintech and Triterras do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Triterras/Triterras Fintech Contact:

Jim Groh

(678) 237-7101

Netfin Investor Relations Contact:

Gateway Investor Relations

Cody Slach and Matt Glover

(949) 574-3860

NFIN@gatewayir.com

Netfin Company Contact:

Marat Rosenberg, Founder & President

(972) 757-5998